Exhibit 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of March 13, 2024 (the “Effective Date”), is by and among LIMBACH FACILITY SERVICES LLC, a Delaware limited liability company (“Borrower”), LIMBACH HOLDINGS LLC, a Delaware limited liability company (“Intermediate Holdco”), the other persons designated as “Loan Parties” in the Credit Agreement (as defined below), the Lenders (as defined below) party hereto, and WHEATON BANK & TRUST COMPANY, N.A., a Subsidiary of Wintrust Financial Corporation, as Agent.
RECITALS
A.    Borrower, the other persons designated as “Loan Parties” from time to time party thereto, the lenders from time to time party thereto (collectively, the “Lenders” and each individually a “Lender”) and Agent are party to that certain Second Amended and Restated Credit Agreement, dated as of May 5, 2023 (as amended hereby and as it may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
B.    Pursuant to the Credit Agreement, Lenders made and committed to make certain loans to Borrower as follows: a revolving credit facility with an aggregate commitment equal to Fifty Million 00/100 Dollars ($50,000,000.00) the “Revolving Loan”);
D.    Borrower has requested that the Lenders agree to amend the Credit Agreement in certain respects, as more specifically set forth herein; and
E.    The Lenders are willing to agree to amend and modify the Credit Agreement as herein provided, in each case, subject to the and on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
AGREEMENTS:
1.Definitions. All capitalized undefined terms used in this Amendment (including without limitation, in the Recitals hereto) shall have the meanings assigned thereto in the Credit Agreement, as amended hereby.
2.Amendments. In reliance on the representations and warranties set forth in Section 4 of this Amendment and subject to the satisfaction of the conditions precedent set forth in Section 3 of this Amendment, the Credit Agreement is hereby amended as follows:
(a)The definition of “L/C Sublimit” in Section 1.1, “Definitions,” of the Credit Agreement is hereby amended and restated as follows:
“L/C Sublimit” means $10,000,000, as reduced pursuant to the terms hereof.
(b)Section 6.1(i), “Borrowing Base Certificate” of the Credit Agreement is hereby amended and restated as follows:

(i)    Borrowing Base Certificate. Within thirty (30) days after the last day of each calendar month during which, at any time, there were any outstanding Revolving Loans or Letters of Credit in excess of $30,000,000, (i) a Borrowing Base Certificate showing the computation of the Borrowing Base in reasonable detail as of the close of business on the last day of the immediately preceding month, together with such other information as therein required, prepared by the Borrower and certified to by its Chief Financial Officer or other Duly Authorized Officer of the Borrower reasonably acceptable to the Administrative Agent, and (ii) a Collateral Report executed on behalf of the Borrower by a Duly Authorized Officer of the Borrower, as of the close of business on the last day of the immediately preceding month, which report shall be in form and substance reasonably acceptable to the Administrative Agent and shall include an accounts receivable aging report and accounts payable aging report.
(c)Section 6.20(c), “Unfinanced Capital Expenditures” of the Credit Agreement is hereby deleted in its entirety.
3.Conditions to Effectiveness. The agreement by the Administrative Agent and the Lenders to amend the Credit Agreement in the manner set forth herein is subject to satisfaction of, and expressly conditioned upon, all of the following conditions precedent (the “First Amendment Effective Date”):
(a)This Amendment. The Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrower and each Lender, and acknowledged by each of the Guarantors.
(b)Corporate Documents. The Administrative Agent shall have received all information and copies of all documents, including records of requisite corporate or limited liability company action and proceedings of the Borrower which the Administrative Agent may have requested in connection therewith, such documents to be certified by appropriate corporate officers or Governmental Authority.
(c)Other Documents. The Administrative Agent shall have received any other documents or instruments reasonably requested by the Administrative Agent in connection with the execution of this Amendment.
(d)Fees and Expenses. Borrower shall have paid all fees and expenses required to be paid in connection herewith, and all fees and expenses invoiced on or before the date hereof, shall have been paid in full in cash or will be paid on the date hereof.
4.Representations and Warranties. The Borrower represents and warrants that (a) it has the corporate power and authority to make, deliver and perform this Amendment, (b) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment, (c) this Amendment has been duly executed and delivered on behalf of the Borrower, (d) this Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles, (e) each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date; provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates, (f) it has no defenses, setoffs, rights of recoupment, counterclaims or claims of any nature whatsoever with respect to the Loan Documents or the Obligations due thereunder, and to the extent any such defenses, setoffs, rights of recoupment, counterclaims or claims may exist, the same are hereby expressly waived, released and discharged, and (g) no Default or Event of Default has occurred and is continuing after giving effect hereto.
5.Reaffirmation of Covenants. By its execution hereof, Borrower hereby expressly (a) acknowledges and agrees to the terms and conditions of this Amendment, (b) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party, (c) ratifies and confirms all security interests granted to the Administrative Agent and the Lenders under the Loan Documents, and (d) acknowledges that its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect.
6.Costs and Expenses. The Borrower agrees to pay in accordance with Section 10.12 of the Credit Agreement all reasonable costs and expenses of the Administrative Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising Lenders as to their rights and responsibilities hereunder and thereunder.
7.Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
8.Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.
9.Full Force and Effect; Inconsistency. Except as herein modified, the terms, conditions and covenants of the Loan Documents shall remain unchanged and otherwise in full force and effect. In the event of an inconsistency between this Amendment and the Loan Documents, the terms herein shall control.
10.Laws of Illinois. The validity, interpretation and enforcement of this Amendment shall be governed by the internal laws of the State of Illinois but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any juris diction other than the laws of the State of Illinois.
11.Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their respective heirs, beneficiaries, successors and permitted assigns.
12.Waiver of Jury Trial; Arbitration. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND CONSENT AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Amendment has been executed on the date first written above, to be effective as of the Effective Date.
BORROWER:
LIMBACH FACILITY SERVICES LLC,

By: /s/ Jayme Brooks
Name:    Jayme Brooks
Title:    Chief Financial Officer

GUARANTORS:

LIMBACH HOLDINGS LLC,

By: /s/ Jayme Brooks
Name:    Jayme Brooks
Title:    Chief Financial Officer

LIMBACH COMPANY LLC,

By: /s/ Jayme Brooks
Name:    Jayme Brooks
Title:    Chief Financial Officer

HARPER LIMBACH LLC,

By: /s/ Jayme Brooks
Name:    Jayme Brooks
Title:    Chief Financial Officer

LIMBACH COMPANY LP,

By: /s/ Jayme Brooks
Name:    Jayme Brooks
Title:    Chief Financial Officer

HARPER LIMBACH CONSTRUCTION LLC,

By: /s/ Jayme Brooks
Name:    Jayme Brooks
Title:    Chief Financial Officer

[Signature Page to First Amendment]

JAKE MARSHALL, LLC,

By: /s/ Jayme Brooks
Name:    Jayme Brooks
Title:    Chief Financial Officer

COATING SOLUTIONS, LLC,

By: /s/ Jayme Brooks
Name:    Jayme Brooks
Title:    Chief Financial Officer

INDUSTRIAL AIR, LLC,

By: /s/ Jayme Brooks
Name:    Jayme Brooks
Title:    Chief Financial Officer

ACME INDUSTRIAL PIPING, LLC,

By: /s/ Jayme Brooks
Name:    Jayme Brooks
Title:    Chief Financial Officer

LIMBACH FACILITY & PROJECT SOLUTIONS LLC,

By: /s/ Jayme Brooks
Name:    Jayme Brooks
Title:    Chief Financial Officer

[Signature Page to First Amendment]

WHEATON BANK & TRUST COMPANY, N.A., as a Lender, as L/C Issuer and as Administrative Agent,

By: /s/ Vito Gerardi
Name:    Vito Gerardi
Title:    Assistant Vice President

[Signature Page to First Amendment]